SUPPLEMENT TO THE PROSPECTUSES

                                       OF
                         EVERGREEN DOMESTIC GROWTH FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS

I.       Effective immediately, each of the Funds is revised as follows:

         Evergreen Core Equity Fund

         The section of the Fund's prospectus entitled "INVESTMENT STRATEGY" of the Fund's prospectus is restated in its entirety as follows:

         The Fund normally invests at least 80% of its assets in common stocks of large- and mid-sized U.S. companies (i.e., companies whose market capitalization fall within the range tracked by the S&P 500 Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the S&P 500 Index. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents. The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Growth" securities are securities of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. "Value" securities are securities which the Fund's portfolio managers believe are undervalued.

         In addition, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised for the Fund as follows:

         Core Equity Fund

         The Fund is co-managed by two of EIMC's teams of portfolio management professionals - Large Cap Core Growth team and Global Structured Products team - with team members responsible for various sectors.

         Evergreen Select Small Cap Growth Fund

         The section of the Fund's prospectus entitled "INVESTMENT STRATEGY" of the Fund's prospectus is restated in its entirety as follows:

         The Fund normally invests at least 80% of its assets in equity securities of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000(R) Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000(R) Index. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or shares of registered investment companies. The Fund invests in stocks of companies which the portfolio manager believes have above average earnings growth potential and, are reasonably valued and represent high-quality small companies. Risk within the portfolio is managed with careful attention to valuation and reasonable diversification.

         Evergreen Connecticut Municipal Bond Fund

         The first two sentences of the section entitled "INVESTMENT STRATEGY" of the Fund's prospectus are revised as follows:

         The Fund is a non-diversified Fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of Connecticut.

         Evergreen New Jersey Municipal Bond Fund

         The first two sentences of the section entitled "INVESTMENT STRATEGY" of the Fund's prospectus are revised as follows:

         The Fund is a non-diversified Fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of New Jersey.

         Evergreen Pennsylvania Municipal Bond Fund

         The first two sentences of the section entitled "INVESTMENT STRATEGY" of the Fund's prospectus are revised as follows:

         The Fund is a non-diversified Fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the Commonwealth of Pennsylvania.

         Evergreen Diversified Bond Fund

         The first sentence of the section entitled "INVESTMENT STRATEGY" of the Fund's prospectus is revised as follows:

         The Fund normally invests at least 80% of its assets in bonds and other debt obligations.

         Evergreen High Yield Bond Fund

         The second paragraph of the section entitled "INVESTMENT STRATEGY" is revised in its entirety as follows:

         The Fund normally invests at least 80% of its assets in below investment grade bonds, debentures and other income obligations, but may purchase securities of any rating. In addition, the Fund may purchase unrated securities, which are not necessarily of lower quality than rated securities, but may not be as attractive to as many buyers.

         Evergreen U.S. Government Fund

         The first two sentences of the section entitled "INVESTMENT STRATEGY" is revised as follows:

         The Fund will normally invest at least 80% of its assets in debt instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by U.S. government agencies, including but not limited to Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Government National Mortgage Association (Ginnie Mae). The Fund may also invest up to 20% of its assets in non-Government agency issued CMOs, mortgage-backed securities, asset-backed securities, commercial paper, and corporate bonds and notes, that are rated investment grade by a nationally recognized statistical rating organization (NRSRO) or, if non-rated, are considered to be of comparable quality by the portfolio managers.

Evergreen Intermediate Term Municipal Bond Fund

         Effective August 1, 2002, the Evergreen Intermediate Term Municipal Bond Fund will change its name to Evergreen Intermediate Municipal Bond Fund.


July 29, 2002                                                      562702 (7/02)